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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  December 5 , 2001
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                     Cabot Industrial Properties, L.P.
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           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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                (State or Other Jurisdiction of Incorporation)


        1-14979                                                 04-3397874
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


 Two Center Plaza, Suite 200, Boston, Massachusetts                    02108
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     (Address of Principal Executive Offices)                         (Zip Code)


                               (617) 723-0900
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

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Item 1.    Change in Control of Registrant.

         On December 5, 2001, CalWest Industrial Properties, LLC ("CalWest") announced that it had successfully completed its tender offer for the outstanding common shares of beneficial interest, including the related preferred share purchase rights (collectively, the "Common Shares") of Cabot Industrial Trust ("Cabot") for $24.00 in cash. In its press release, CalWest announced that it had accepted for purchase 42,388,400 Common Shares that were tendered in the offer. The tender offer was made pursuant to the terms of the Agreement and Plan of Merger, dated as of October 28, 2001, by and among CalWest, Rooster Acquisition Corp. ("Rooster Acquisition"), Cabot and Cabot Industrial Properties L.P. Following the completion of the tender offer, CalWest beneficially owned in excess of 90% of the outstanding Common Shares. For more information on the amount and source of consideration to be used by CalWest to pay for the Common Shares, your attention is directed to the Schedule TO initially filed by CalWest on November 5, 2001 with respect to the tender offer, as amended. A copy of the Cal West press release announcing the successful completion of the tender offer is included as an exhibit to this report and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c)      Exhibits.

           Exhibit No.       Document Description
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           99.1              Press Release dated December 5, 2001
















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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CABOT INDUSTRIAL PROPERTIES

                                         By:  Cabot Industrial Trust,
                                                  its general partner


Dated: December 5, 2001                  By:  /s/ Neil Waisnor
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                                                  Neil Waisnor
                                                  Senior Vice President

























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